11. NON-FINANCIAL ASSETS AND LIABILITIES	12 Months Ended
Dec. 31, 2019
Non-financial Assets And Liabilities
NON-FINANCIAL ASSETS AND LIABILITIES

11.1. Property, plant and equipment

	Original values
Type of good	At the beginning	Increases	Impairment	Transfers (1)	Decreases	Traslation effect	At the end

Land	22	-	-	-	(8)	-	14
Buildings	207	1	(8)	4	(1)	(1)	202
Equipment and machinery	1,051	1	(90)	297	(5)	-	1,254
High, medium and low voltage lines	1,010	3	-	72	(4)	(32)	1,049
Substations	365	-	-	14	-	(12)	367
Transforming chamber and platforms	208	4	-	15	(1)	(7)	219
Meters	209	1	-	23	-	(7)	226
Wells	562	24	-	94	(8)	-	672
Mining property	267	-	(14)	-	-	-	253
Vehicles	22	1	-	-	-	(1)	22
Furniture and fixtures and software equipment	67	4	-	4	-	(1)	74
Communication equipments	15	-	-	-	-	-	15
Materials and spare parts	32	19	-	(14)	-	-	37
Distribution storage center	10	-	-	-	(10)	-	-
Petrochemical industrial complex	15	-	-	(1)	-	-	14
Work in progress	783	510	-	(487)	(3)	(11)	792
Advances to suppliers	19	23	-	(23)	-	(1)	18
Other goods	4	-	-	2	-	-	6
Total at 12.31.2019	4,868	591	(112)	-	(40)	(73)	5,234
Total at 12.31.2018	4,317	665	(56)	-	(58)	-	4,868

(1)   Includes the transfer of materials and spare parts to the item "Inventories" of the current asset.

	Depreciation
							Net book values
Type of good	At the beginning	Decreases	Impairment	For the year	Traslation effect	At the end	At the end	At 12.31.2018

Land	-	-	-	-	-	-	14	22
Buildings	(74)	1	5	(7)	-	(75)	127	133
Equipment and machinery	(384)	4	41	(72)	-	(411)	843	667
High, medium and low voltage lines	(323)	4	-	(35)	10	(344)	705	687
Substations	(105)	-	-	(13)	3	(115)	252	260
Transforming chamber and platforms	(57)	-	-	(8)	2	(63)	156	151
Meters	(80)	-	-	(10)	3	(87)	139	129
Wells	(321)	-	-	(65)	-	(386)	286	241
Mining property	(119)	-	4	(29)	-	(144)	109	148
Vehicles	(16)	-	-	(5)	-	(21)	1	6
Furniture and fixtures and software equipment	(48)	-	-	(9)	-	(57)	17	19
Communication equipments	(10)	-	-	-	-	(10)	5	5
Materials and spare parts	(2)	-	-	(1)	-	(3)	34	30
Distribution storage center	(2)	3	-	-	-	1	1	8
Petrochemical industrial complex	(7)	-	-	(1)	-	(8)	6	8
Work in progress	-	-	-	-	-	-	792	783
Advances to suppliers	-	-	-	-	-	-	18	19
Other goods	(4)	-	-	-	-	(4)	2	-
Total at 12.31.2019	(1,552)	12	50	(255)	18	(1,727)	3,507
Total at 12.31.2018	(1,358)	9	24	(227)	-	(1,552)		3,316

Edenor’s direct own costs capitalized in the book value of property, plant and equipment during the year ended December 31, 2019 and 2018 amounted to U$S 18.8 million and U$S 27.1 million respectively.

Borrowing costs capitalized in the book value of property, plant and equipment during the year ended December 31, 2019 and 2018 amounted to U$S 17 million and U$S 8 million, respectively (see Note 12.5).

11.1.1 Impairment of Property, plant and equipment

The Company regularly monitors the existence of events or changes in circumstances which may indicate that the book value of property, plant and equipment may not be recoverable in accordance with the policy described in Notes 4.9 and 6.1.1.

In the Generation segment, a reduction in prices in the spot market was verified in 2019, which was deepened by the drop in the product’s excess demand resulting from the slowdown in the economic activity that impacted on the decrease in Energía Plus contracts (with higher prices) and, consequently, on the segment’s profitability margins.

On the other hand, in the Distribution of Energy segment, Edenor has been affected by the enactment by the PEN of the new measures, mentioned in Notes 1.2 and 2.3.2.

Furthermore, in the Oil & Gas segment, an oversupply in the natural gas market against the domestic demand was verified in 2019 as a consequence of higher production in unconventional blocks, which affected the production of gas thus generating a decrease in natural gas sale price in the domestic market.

Additionally, in the Petrochemicals segment, a drop in margins was recorded in 2018 as a result of the sustained increase in operating costs, which has had a significant impact on the cost of the raw material processed in the Catalytic Reformer unit, as well as a decline in benchmark international prices. This in turn led to the recognition of an impairment loss in 2018. During 2019, the Company did not identify indications of reversal or decrease of the impairment loss recognized in 2018.

Therefore, in view of the above-mentioned indications of impairment, the Company has determined the recoverable amount of the CGUs making up the Generation, Distribution of Energy and Oil & Gas segments as of December 31, 2019 and, for the Petrochemicals segment, as of December 31, 2018.

The methodology used in the estimation of the recoverable amount consisted on calculating the present value of future net cash flows expected to be generated by the CGU, discounted with a rate reflecting the weighted average costs of the capital employed.

Cash flows were prepared based on estimates on the future behavior of certain variables that are sensitive in the determination of the value in use, including the following: (i) reference prices for products; (ii) nature, timing, and modality of the electricity rate increases and/or recognition of cost adjustments in Edenor; (iii) demand projections per type of product; (iv) costs evolution; (v) investment needs appropriate to the service quality levels required by the Edenor´s regulatory authority, and; (vi) macroeconomic variables such as inflation and exchange rates, etc.

11.1.1.1 Generation segment

As of December 31, 2019, the recoverability assessment of the Güemes, Piquirenda and Piedra Buena power plants, in the Generation segment, resulted in the recognition of impairment losses in the amount of U$S 52 million.

The key assumptions used in the calculation of the recoverable amount as of December 31, 2019 consider: i) a reduction in the spot market prices consistently with Resolution SE No. 31/20, detailed in Note 23, and ii) a 11.0% WACC discount rate before tax.

As regards projections, it is worth highlighting that the Management has considered: i) that the Energía Plus contracted volume remains allocated to Genelba to maximize efficiency in cost structure, and ii) the entry into effect of co-generation and closing to combined cycle projects under SEE Resolution No. 287/17 and the resulting dispatch reduction for less efficient power plants such as Güemes and Piedra Buena.

The Company has conducted a sensitivity analysis of the segment’s recoverable amount regarding: i) the discount rate: a 1% increase or decrease in the discount rate would involve U$S 8 million impairment losses decrease or increase, respectively, and ii) the price of energy in the spot market: a 2% increase or decrease in the spot market price would involve a would involve U$S 8 million impairment losses increase or decrease, respectively.

11.1.1.2 Distribution of Energy segment

The future increase in electricity rates used by Edenor to assess the recoverability of its non-financial long-lived assets on balances as of December 31, 2019 is based on the contractual rights held by Edenor deriving from the concession agreement. Furthermore, the new announcements made by government officials and the adopted measures described in Notes 1 and 2 to these Consolidated Financial Statements have been taken into account.

Edenor has made its projections under the assumption that it will obtain better electricity rates in the next few years. However, given the complexity of the country’s macroeconomic scenario, Edenor’s Management is not in a position to ensure that the future performance of the assumptions used in making its projections will be in line with what it has estimated at the date of preparation of these Consolidated Financial Statements.

In order to consider the estimation risk included in the projections of the aforementioned variables, Edenor has taken into consideration three alternative probability-weighted scenarios, which are detailed below:

i.	Pessimistic scenario: Edenor forecasts that 80% of the CPD increases fixed by the RTI will be transferred to tariffs as from January 2022. Furthermore, as from the aforementioned date, 80% of the outstanding balances, net of the debt with CAMMESA generated in 2020 plus interest, would begin to be recovered in 18 monthly installments. From February 2021, 80% of the CPD adjustments related to each period would be transferred to tariffs. A declining inflation rate is used for the projected years. Probability of occurrence assigned 20%.
ii.	Intermediate scenario: Edenor forecasts that the CPD increases fixed by the RTI will be transferred to tariffs as from January 2021. Furthermore, as from the aforementioned date, the outstanding balances, net of the debt with CAMMESA generated in 2020 plus interest, would begin to be recovered in 18 monthly installments. From February 2021, the CPD adjustments related to each period would be transferred to tariffs. A declining inflation rate is used for the projected years. Probability of occurrence assigned 60%.
iii.	Optimistic scenario: Edenor forecasts that the CPD increases fixed by the RTI will be transferred to tariffs as from January 2020. As from January 2021, the outstanding balances, net of the debt with CAMMESA generated in 2020 plus interest, would begin to be recovered in 12 monthly installments. From February 2021, the CPD adjustments related to each period would be transferred to tariffs. A declining inflation rate is used for the projected years. Probability of occurrence assigned 20%.

Edenor has assigned to these three scenarios the previously described probability of occurrence percentages based mainly on experience and giving consideration to the current economic and financial situation.

The discount rate before tax (WACC) in pesos used by Edenor in all the scenarios varies for each year of the projection. For the first 5 years, the average of these rates is 41%.

The main factors that could result in impairment charges in future periods are: i) a distortion in the nature, timing, and modality of the electricity rate increases and recognition of cost adjustments, ii) the development of the costs to be incurred, and iii) the investment needs appropriate to the service quality levels required by the regulatory authority in the RTI, among other factors. These factors have been taken into account in the aforementioned weight of scenarios. Due to the uncertainty inherent in these assumptions, Edenor estimates that any sensitivity analysis that considers changes in any of them taken individually could lead to distorting conclusions.

11.1.1.3 Oil & Gas segment

As of December 31, 2019, the assessment of assets recoverability in the Oil & Gas segment, specifically in the Sierra Chata area, resulted in the recognition of impairment losses in the amount of U$S 10 million.

The key assumptions used in the calculation of the recoverable amount as of December 31, 2019 consider i) a 2020 price of natural gas similar to the 2019 price, and a 20-25% gas price increase for 2021, price that is maintained in subsequent years considering a moderate development of unconventional resources (Vaca Muerta) tending to achieve gas domestic demand supply and a decrease in gas imports, and ii) a 14.1% WACC discount rate before tax. It is worth highlighting that the gas price is maintained in the projections, which in turn affects the estimated investment profile.

The Company has conducted a sensitivity analysis of the segment’s recoverable amount regarding: i) the discount rate: a 1% increase or decrease in the discount rate would involve U$S 2 million impairment losses decrease or increase, respectively, and ii) the gas price: a 2% increase or decrease in the gas price would involve U$S 2 million impairment losses increase or decrease, respectively.

Finally, it is important to highlight that as of December 31, 2019, the book value of the Oil and gas segment assets, including the goodwill assigned to the segment, does not exceed its recoverable value.

11.1.1.4 Petrochemicals segment

As of December 31, 2018, the assessment of recoverability of the Petrochemicals segment’s assets resulted in the recognition of impairment losses for U$S 32 million.

Key assumptions used in the calculation of the recoverable value as of December 31, 2018 are as follows:

-	Gross margin	7%
-	Discount rate before tax (WACC)	12.8%
-	International Average Styrene Price	1,138 U$S/tn
-	Average gasoline 87 octane price	2.06 U$S/gallon

As regards these assumptions, the Company’s management has determined the estimated gross margin based on past yields and its market growth expectations (including projections of demand, prices and costs); the discount rate used reflects specific risks associated with the Petrochemicals segment.

11.2 Intangible assets

Original values

Type of good	At the beginning	Traslate Effect	At the end

Concession agreements	272	(2)	270
Goodwill	35	-	35
Intangibles identified in acquisitions of companies	7	-	7
Total at 12.31.2019	314	(2)	312
Total at 12.31.2018	314	-	314

	Depreciation

Type of good	At the beginning	For the year	At the end

Concession agreements	(151)	(8)	(159)
Intangibles identified in acquisitions of companies	(2)	-	(2)
Total at 12.31.2019	(153)	(8)	(161)
Total at 12.31.2018	(146)	(7)	(153)

	Net book values

Type of good	At the end	At 12.31.2018

Concession agreements	111	121
Goodwill	35	35
Intangibles identified in acquisitions of companies	5	5
Total at 12.31.2019	151
Total at 12.31.2018		161

11.3 Deferred tax assets and liabilities, income tax and minimum notional income tax

The composition of the deferred tax assets and liabilities is as follows:

	12.31.2018	Profit (loss)	Gain on monetary position, net	12.31.2019
Tax loss carryforwards	52	59	-	111
Trade and other receivables	14	(1)	-	13
Trade and other payables	52	(37)	(2)	13
Salaries and social security payable	1	1	-	2
Defined benefit plans	9	(2)	-	7
Provisions	32	7	-	39
Taxes payable	6	(6)	-	-
Adjustment for tax inflation	-	8	-	8
Other	2	(2)	-	-
Deferred tax asset	168	27	(2)	193
Property, plant and equipment	(334)	(55)	5	(384)
Adjustment for tax inflation	-	(99)	-	(99)
Investments in companies	(19)	11	-	(8)
Intangible assets	(193)	175	5	(13)
Inventory	-	(10)	-	(10)
Trade and other receivables	(9)	5	-	(4)
Financial assets at fair value through profit and loss	(9)	(2)	-	(11)
Cash and cash equivalents	-	-	-	-
Borrowings	(3)	3	-	-
Taxes payable	-	(4)	-	(4)
Other	(6)	6	-	-
Deferred tax liabilities	(573)	30	10	(533)

	12.31.2017	Profit (loss)	Other comprehensive income (loss)	12.31.2018
Tax los-carryforwards	64	(12)	-	52
Trade and other receivables	4	10	-	14
Derivative financial instruments	-	-	-	-
Financial assets at fair value through profit and loss	-	-	-	-
Trade and other payables	46	6	-	52
Salaries and social security payable	-	1	-	1
Defined benefit plans	11	(3)	1	9
Provisions	29	3	-	32
Taxes payable	7	(1)	-	6
Liabilities associated to assets classified as held for sale	14	(14)	-	-
Other	2	-	-	2
Deferred tax asset	177	(10)	1	168
Property, plant and equipment	(443)	108	-	(335)
Investments in companies	(52)	35	(2)	(19)
Intangible assets	(2)	(190)	-	(192)
Trade and other receivables	(27)	17	-	(10)
Financial assets at fair value through profit and loss	(3)	(6)	-	(9)
Borrowings	(5)	2	-	(3)
Assets classified as held for sale	(33)	33	-	-
Other	(4)	(1)	-	(5)
Deferred tax liabilities	(569)	(2)	(2)	(573)

Deferred tax assets and liabilities are offset in the following cases: a) when there is a legally enforceable right to offset tax assets and liabilities; and b) when deferred income tax charges are associated with the same fiscal authority. The following amounts, determined after their adequate offset, are disclosed in the statement of financial position:

	12.31.2019	12.31.2018
Deferred tax asset	28	2
Deferred tax liabilities	(368)	(407)
Deferred tax liabilities, net	(340)	(405)

11.4 Inventories

	12.31.2019	12.31.2018

Materials and spare parts	95	94
Advances to suppliers	21	2
In process and finished products	37	40
Stock crude oil	-	1
Total	153	137

11.5 Provisions

	12.31.2019	12.31.2018
Non-Current
Provisions for contingencies	123	125
Asset retirement obligation and dismantling of wind turbines	20	20
Environmental remediation	1	1
Other provisions	1	-
	145	146

Current
Provisions for contingencies	16	17
Asset retirement obligation and dismantling of wind turbines	2	2
Environmental remediation	2	4
Other provisions	-	-
	20	23

	12.31.2019
	For contingencies	Asset retirement obligation and dismantling of wind turbines	For environmental remediation

At the beginning of the year	142	22	5
Increases	41	3	-
Decreases	(10)	-	(2)
Exchange differences on translation	(4)	-	-
Gain on monetary position, net	(17)	-	-
Reversal of unused amounts	(13)	(3)	-
At the end of the year	139	22	3

	12.31.2018
	For contingencies	Asset retirement obligation	For environmental remediation

At the beginning of the year	141	42	6
Increases	106	37	6
Reclasification	-	(18)	-
Gain on monetary position, net	(52)	(18)	(2)
Decreases	(23)	(5)	(5)
Reversal of unused amounts	(30)	(16)	-
At the end of the year	142	22	5

	12.31.2017
	For contingencies	Asset retirement obligation	For environmental remediation

At the beginning of the year	199	91	17
Increases	43	29	4
Reclasification	(9)	(1)	1
Reclasification to liabilities associated to assets classified as held for sale	-	(34)	(7)
Gain on monetary position, net	(37)	(18)	(3)
Decreases	(39)	(7)	(6)
Reversal of unused amounts	(16)	(18)	-
At the end of the year	141	42	6

11.5.1      Provision for Environmental remediation

The Company is subject to extensive environmental regulations in Argentina. The Company’s management believes that its current operations are in compliance with applicable environmental requirements, as currently interpreted and enforced, including regulatory remediation commitments assumed. The Company undertakes environmental impact studies for new projects and investments and, to date, environmental requirements and restrictions imposed on these new projects have not had any material adverse impact on Pampa’s business.

The Company has performed a sensitivity analysis relating to the discount rate. The 1% increase or decrease in the discount rate would not have a significant impact on the Company’s results of operations.

11.5.2      Asset retirement obligations

Pursuant to the regulations in force in Argentina, where it develops its oil and gas exploration and production operations, the Company is under an obligation to incur costs associated with the plugging and abandonment of wells. Furthermore, pursuant to the associated usufruct agreements, the Company is under an obligation to decommission wind turbines in wind farms. The Company does not have legally restricted assets for the cancellation of these obligations.

The Company has performed a sensitivity analysis relating to the discount rate. The 1% increase or decrease in the discount rate would not have a significant impact on the Company’s results of operations.

11.5.3      Provision for legal proceedings

The Company (directly or indirectly through subsidiaries) is a party to several commercial, tax and labor proceedings and claims that arise in the ordinary course of its business. In determining a proper level of provision, the Company has considered its best estimate mainly with the assistance of legal and tax advisors.

The determination of estimates may change in the future due to new developments or unknown facts at the time of evaluation of the provision. As a consequence, the adverse resolution of the evaluated proceedings and claims could exceed the established provision.

The Company has recorded provisions for civil, commercial, administrative, labor, tax and customs complaints brought against the Company corresponding to atomized claims with individual unsubstantial amounts, as well as charges for judicial costs and expenses which, as of December 31, 2019, amount to U$S 89.3 million.

We hereinafter detail the nature of significant proceedings for which provisions have been recorded as of December 31, 2019:

-	Relevant Customs Summary Proceedings - Gasoline Exports: there is an important number of customs summary proceedings and proceedings in process before the National Tax Court in which the tax authority challenges the tariff heading used by Petrobras during 2008-2014. The Fiscal authority’s position involves a higher export duty rate. As December 31, 2019, the associated provision amounts to U$S 84.7 million.

11.6 Income tax and minimum notional income tax liability

	12.31.2019	12.31.2018
Non-current
Income tax, net of witholdings and advances	10	27
Total non current	10	27

Current
Income tax, net of witholdings and advances	53	25
Minimum notional income tax, net of witholdings and advances	-	4
Total current	53	29

11.6.1 Income tax

Pampa and HIDISA and HINISA has assessed income tax for the fiscal period 2012 to 2018, respectively taking into consideration the application of the inflation adjustment mechanisms set forth in Title VI of the Income Tax Act, the update of Property, plant and equipment amortizations (Sections 83, 84 and 89), a cost restatement on account of the disposal of shares and mutual funds quotas (Sections 58, 61 and 89), and the update of intangible assets amortizations (Sections 81.c, 84 and 89, and Section 128 of its regulatory decree), to such effect using the IPIM published by the INDEC and the IPC of the Autonomous City of Buenos Aires for the November-December 2015 period, based on the similarity with the parameters put forward in the matter of “Candy S.A.” heard by the National Supreme Court of Justice, which on July 3, 2009 ruled for the application of the inflation adjustment mechanism.

As a consequence of adherence to the tax revaluation optional regime detailed in Note 2.6.1.4, on March 29, 2019, Pampa withdrew from the actions promoted and on April 4, 2019, paid the income tax corresponding to the 2016 fiscal period, without considering the application of the fiscal inflation adjustment, plus related interests in an amount of U$S 10.8 million.

As of December 31, 2019, HIDISA and HINISA hold a provision for the additional income tax liabilities assessable for fiscal years mentioned in case the inflation adjustment had not been deducted. This provision amounts to U$S 9.9 million including compensatory interest and was disclosed in the line “Income tax liability and minimum notional income tax non-current”.

11.7 Tax liabilities

	12.31.2019	12.31.2018
Non-current
Value added tax	-	4
Sales tax	1	1
Payment plans	-	2
Extraordinary Canon	3	7
Total non-current	4	14

Current
Value added tax	38	21
Municipal, provincial and national contributions	3	3
Personal assets tax provision	3	-
Payment plans	1	1
Municipal taxes	2	3
Tax withholdings to be deposited	6	9
Royalties	4	5
Extraordinary Canon	12	10
Other	3	2
Total current	72	54

11.7.1 Gross Income Tax

The Company has differences in interpretation with Argentine Provincial Treasuries regarding certain taxes applicable to the Company’s activity. Particularly, HIDISA and HINISA have filed a note to the Province of Neuquén’s Revenue Department informing that they consider that the electric power generation activity conducted in that province should be covered by the provisions of Section 12 of Law No. 15,336. Thus, and pursuant to this section, revenues resulting from the generation of electric power are exempted from the provincial gross income tax. However, they hold a provision for gross income tax that would have applied.

The Company’s management estimates that the resolution of these issues will not have a material adverse effect on its financial position or operating results.

11.8 Defined benefits plans

The main characteristics of benefit plans granted to Company employees are detailed below.

i.	Pension and retirement benefits: Benefit plan whereby Company employees, in some cases covered by certain collective bargaining agreements, meeting certain conditions are eligible to receive upon retirement, and in some cases, disability or death, a certain number of salaries according to the provisions of the plan or collective bargain agreement, if applicable.
ii.	Compensatory plan: Benefit plan whereby some of the Company employees meeting certain conditions are eligible to receive upon retirement a certain amount according to the provisions of the plan (based on the last computable salary and the number of years working for the Company) after deducting the benefits from the pension system. The plan, until 2003, called for a contribution to a fund exclusively by the Company and without any contribution by the employees. These contributions were derived to a trust fund and were invested in US dollar-denominated money market instruments in order to preserve the accumulated capital and obtain a return in line with a moderate risk profile. Funds were mainly invested in US government bonds, commercial papers rated A1 or P1, AAAm-rated mutual funds and time deposits in banks rated A+ or higher in the United States of America, in accordance with the Trust Agreement dated on March 27, 2002 entered with The Bank of New York Mellon, duly amended by the Permitted Investment Letter dated on September 14, 2006. The Bank of New York Mellon is the trustee and Willis Towers Watson is the managing agent. In case there is an excess (duly certified by an independent actuary) of the funds to be used to settle the benefits granted by the plan, the Company will be entitled to choice to use it, in which case it may have to notify the trustee thereof.

As of December 31, 2019, 2018 and 2017, the most relevant actuarial information corresponding to the described benefit plans is the following:

	12.31.2019
	Present value of the obligation	Fair value of plan assets	Net liability at the end of the year
Liabilities at the beginning	40	(5)	35
Items classified in profit or loss
Current services cost	3	-	3
Cost for interest	15	(2)	13
Items classified in other comprehensive income
Actuarial (gains) losses	(2)	-	(2)
Benefit payments	(2)	-	(2)
Gain on monetary position, net	(18)	2	(16)
At the end	36	(5)	31

	12.31.2018
	Present value of the obligation	Present value of assets	Net liability at the end of the year
Liabilities at the beginning	47	(3)	44
Items classified in profit or loss
Current services cost	2	-	2
Cost for interest	9	(1)	8
Past services cost	(5)	-	(5)
Items classified in other comprehensive income
Actuarial losses (gains)	6	(2)	4
Benefit payments	(3)	-	(3)
Increase for subsidiries acquisition	(16)	1	(15)
At the end	40	(5)	35

	12.31.2017
	Present value of the obligation	Present value of assets	Net liability at the end of the year
Liabilities at the beginning	58	(8)	50
Items classified in profit or loss
Current services cost	3	-	3
Cost for interest	12	(1)	11
Past services cost	1	-	1
Items classified in other comprehensive income
Actuarial losses (gains)	(1)	-	(1)
Exchange differences on translation	1	(1)	-
Benefit payments	(2)	-	(2)
Reclasification to liabilities associated to assets classified as hed for sale	(11)	4	(7)
Gain (loss) on net monetary position	(14)	3	(11)
At the end	47	(3)	44

As of December 31, 2019, the breakdown of net liabilities per type of plan is as follows: a) U$S 21 million correspond to the Pension and Retirement Benefits Plan and b) U$S 10 million correspond to the Compensatory Plan.

As of December 31, 2018, net liability by type of plan, is as follows: a) U$S 24 million corresponding to Pension and Retirement Benefits Plan and b) U$S 11 million corresponding to Compensatory Plan.

As of December 31, 2017, net liability by type of plan, is as follows: a) U$S 33 million corresponding to Pension and Retirement Benefits Plan and b) U$S 11 million corresponding to Compensatory Plan.

Estimated expected benefits payments for the next ten years are shown below. The amounts in the table represent the undiscounted cash flows and therefore do not reconcile to the obligations recorded at the end of the year.

12.31.2019
Less than one year	4
One to two years	3
Two to three years	2
Three to four years	2
Four to five years	2
Six to ten years	11

Significant actuarial assumptions used were as follows:

	12.31.2019	12.31.2018	12.31.2017
Discount rate	5%	5%	5%
Salaries increase	1%	1%	1%
Average inflation	50%	27%	21%

The following sensitivity analysis shows the effect of a variation in the discount rate and salaries increase on the obligation amount:

12.31.2019

Discount rate: 4%	39
Obligation	3
Variation	10%

Discount rate: 6%	33
Obligation	(3)
Variation	(9%)

Salaries increase: 0%	34
Obligation	(2)
Variation	(5%)

Salaries increase: 2%	38
Obligation	2
Variation	6%

The sensitivity analyses are based on a change in an assumption while holding all other assumptions constant. In practice, this is unlikely to occur, and changes in some of the assumptions may be correlated. Therefore, the presented analysis may not be representative of the actual change in the defined benefit obligation. The methods and types of assumptions used in preparing the sensitivity analysis did not change compared to the prior period.

11.9 Salaries and social security payable

	12.31.2019	12.31.2018
Non-current
Seniority - based bonus	3	4
Early retirements payable	1	-
Total non-current	4	4

Current
Salaries and social security contributions	22	24
Provision for vacations	17	19
Provision for gratifications and annual bonus for efficiency	26	29
Total current	65	72